UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 13, 2012, Sara Lee Corporation’s wholly owned subsidiary, D.E MASTER BLENDERS 1753 B.V. (formerly known as DE International Holdings B.V.), filed an amendment to its registration statement on Form F-1 (the “registration statement amendment”) with the U.S. Securities and Exchange Commission relating to the spin-off of Sara Lee’s Coffee and Tea business and related transactions, which are described in the registration statement amendment. The registration statement amendment is included as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Amendment No. 2 to Registration Statement on Form F-1 filed by D.E MASTER BLENDERS 1753 B.V. (formerly known as DE International Holdings B.V.) with the U.S. Securities and Exchange Commission on April 13, 2012 (File No. 333-179839)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2012

SARA LEE CORPORATION

By:	/s/ Mark A. Garvey
Name: Mark A. Garvey
Title: Executive Vice President and Chief Financial
Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Amendment No. 2 to Registration Statement on Form F-1 filed by D.E MASTER BLENDERS 1753 B.V. (formerly known as DE International Holdings B.V.) with the U.S. Securities and Exchange Commission on April 13, 2012 (File No. 333-179839)